                                  Exhibit 8.(b)

                   FIRST AMENTMENT TO PARTICIPATION AGREEMENT

         Pursuant to the Participation Agreement, made and entered into as of the 21st day of November 1997, by and among MFS Variable Insurance Trust, CUNA Mutual Life Insurance Company (formerly Century Life of America) and Massachusetts Financial Services Company, the parties do hereby agree to an amended Schedule A as attached hereto.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Participation Agreement to be executed in its name and on its behalf by its duly authorized representative. The Amendment shall take effect on October 1, 2002.

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                                    By its authorized officer,

                                    By:

                                    Title:

                                    MFS VARIABLE INSURANCE TRUST,
                                    ON BEHALF OF THE PORTFOLIOS
                                    By its authorized officer,

                                    By:
                                         Assistant Secretary

                                    MASSACHUSETTS FINANCIAL SERVICES
                                    COMPANY
                                    By its authorized officer,

                                     By:

                                                           As of October 1, 2002

                                   SCHEDULE A

                        ACCOUNTS, POLICIES AND PORTFOLIOS
                     SUBJECT TO THE PARTICIPATION AGREEMENT

------------------------------------------------------------------------
         NAME OF SEPARATE
         ACCOUNT AND DATE                              PORTFOLIOS
ESTABLISHED BY BOARD OF DIRECTORS               APPLICABLE TO POLICIES
        (DATE ESTABLISHED)
------------------------------------------------------------------------
  CUNA MUTUAL LIFE INSURANCE CO.              MFS EMERGING GROWTH SERIES
('CMLIC") PENSION PLAN FOR AGENTS             MFS INVESTORS TRUST SERIES
                                               MFS TOTAL RETURN SERIES
       CMLIC PENSION PLAN                       MFS UTILITIES SERIES
    FOR HOME OFFICE EMPLOYEES                  MFS NEW DISCOVERY SERIES

    CMLIC 401(K) THRIFT PLAN
           FOR AGENTS

    CMLIC 401(K) THRIFT PLAN
    FOR HOME OFFICE EMPLOYEES
------------------------------------------------------------------------